N-CSR EXHIBIT FOR ITEM 11(B): SECTION 906 CERTIFICATION          EX-99.906.CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of the Merrimac Master Portfolio (the "Registrant") on Form N-CSR for the period ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), the undersigned hereby certifies that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: March 1, 2007                 /s/ Paul J. Jasinski
                                    ----------------------------------
                                    Paul J. Jasinski, President and
                                    Principal Executive Officer


This certification is being furnished to the Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

N-CSR EXHIBIT FOR ITEM 11(B): SECTION 906 CERTIFICATION          EX-99.906.CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of the Merrimac Master Portfolio (the "Registrant") on Form N-CSR for the period ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), the undersigned hereby certifies that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: March 1, 2007                 /s/ John F. Pyne
                                    ----------------------------------
                                    John F. Pyne, Treasurer and
                                    Principal Financial Officer


This certification is being furnished to the Commission solely pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.